UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

B. Riley Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 1, 2017, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 15, 2017, and effective as of February 17, 2017 (as amended, modified or otherwise supplemented, the “Merger Agreement”), by and among FBR & Co., a Virginia corporation (“FBR”), B. Riley Financial, Inc., a Delaware corporation (the “Company”), and BRC Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Merger Sub”), FBR merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”).

Pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of FBR common stock, par value $0.001 per share (“FBR Common Stock”), excluding certain specified shares as described in the Merger Agreement, was converted into the right to receive 0.671 (the “Exchange Ratio”) of a share of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”). For each fractional share that would have otherwise been issued, the Company will pay cash in an amount equal to such fraction (rounded to the nearest thousandth when expressed in decimal form) multiplied by $14.41, which was the average of the per share closing prices of Company Common Stock as quoted on NASDAQ over the 20 full trading days ending on May 24, 2017.

In addition, on May 19, 2017 the board of directors of FBR (the “FBR Board”) declared a special cash dividend (the “Pre-Closing Dividend”) to FBR shareholders of record at the close of business on May 30, 2017. The Pre-Closing Dividend on a per share basis was equal to $7.61 (the “Per Share Pre-Closing Dividend”). FBR will pay the Pre-Closing Dividend on or about June 1, 2017.

Furthermore, pursuant to the terms and conditions set forth in the Merger Agreement at the effective time of the Merger:

•	each outstanding option to purchase shares of FBR Common Stock (an “FBR Option”) under FBR’s 2006 Long-Term Incentive Plan, as amended and restated, including each subplan thereof (including FBR’s 2013 Performance Share Unit Program and FBR’s 2016 Retention and Incentive Plan) (collectively, the “Stock Plan”) vested and ceased to represent an option to purchase shares of FBR Common Stock and was converted into a number of shares of Company Common Stock determined in accordance with the terms of the Merger Agreement;

•	each outstanding share of restricted stock (an “FBR Restricted Share”) granted under the Stock Plan, ceased to represent a restricted share of FBR Common Stock and was converted into (i) a number of restricted shares of Company Common Stock equal to the Exchange Ratio (rounded to the nearest whole number) and (ii) the right to receive a cash payment equal to the Per Share Pre-Closing Dividend;

•	each outstanding restricted stock unit (an “FBR RSU”) granted under the Stock Plan, whether vested or unvested, ceased to represent a restricted stock unit denominated in shares of FBR Common Stock and was converted into (i) a restricted stock unit denominated in shares of Company Common Stock (a “Company Stock-Based RSU”) covering a number of shares of Company Common Stock equal to the product (rounded to the nearest whole number) of the Exchange Ratio and the number of shares of FBR Common Stock subject to such FBR RSU immediately prior to the effective time of the Merger and (ii) the right to receive a cash payment equal to the Per Share Pre-Closing Dividend (multiplied by the number of shares of FBR Common Stock subject to such FBR RSU, determined in accordance with the terms of the Merger Agreement);

•	each outstanding performance stock unit (an “FBR PSU”) under the Stock Plan, whether vested or unvested, ceased to represent a performance stock unit denominated in shares of FBR Common Stock and was converted into (i) a Company Stock-Based RSU covering a number of shares of Company Common Stock equal to the product (rounded to the nearest whole number) of the Exchange Ratio and the number of shares of FBR Common Stock subject to such FBR PSU based on the greater of (x) the number of shares of FBR Common Stock that would be earned based on actual performance for the most recently completed fiscal quarter prior to the effective time of the Merger, as reasonably determined by the compensation committee of the FBR board of directors and (y) the level of achievement resulting in 50% of the number of shares of FBR Common Stock being earned and (ii) the right to receive a cash payment equal to the Per Share Pre-Closing Dividend (multiplied by the number of shares of FBR Common Stock subject to such FBR PSU, determined in accordance with the terms of the Merger Agreement); and

•	each outstanding option to purchase a share of FBR Common Stock held by a certain investor, whether vested or unvested, ceased to represent an option to purchase shares of FBR Common Stock and was converted into an option to purchase shares of Company Common Stock, with the number of shares and exercise price equitably adjusted to reflect the Pre-Closing Dividend and the shares of Company Common Stock issued in the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Registration Statement on Form S-4/A (File No. 333-216763) filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2017, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference into this Item 2.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2017, pursuant to the Merger Agreement, the Board of Directors of the Company (the “Board”) increased the number of directors that comprised the full Board to eight (8), an increase of one, and appointed Richard J. Hendrix to fill the new seat on the Board. Mr. Hendrix served as a Chairman, President and Chief Executive Officer of FBR prior to the Merger. Concurrently with the appointment of Mr. Hendrix, the Board increased the number of directors that comprised the full Board to nine (9) and appointed Robert L. Antin as an independent director to fill the new seat.

Mr. Hendrix

In connection with FBR’s entry into the Merger Agreement, Mr. Hendrix entered into an employment agreement with B. Riley & Co., LLC and, solely with respect to its obligations under such employment agreement, the Company, (the “Hendrix Employment Agreement”), effective contingent on the closing of the Merger and Mr. Hendrix remaining employed by FBR as of immediately prior to the closing of the Merger. A description of the terms of the Hendrix Employment Agreement are set forth in the section titled “The Merger—Interests of FBR’s Directors and Executive Officers in the Merger” of the Company’s Registration Statement on Form S-4/A (File No. 333-216763) filed with the SEC on May 1, 2017 and such description is incorporated herein by reference. The description of the Hendrix Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the Hendrix Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Prior to the Merger, Mr. Hendrix served as President of FBR since June 2006 and Chief Executive Officer of FBR since January 1, 2009. He also served as a director of FBR since June 2006 and the Chairman of the Board of Directors of FBR since FBR’s 2012 annual meeting of shareholders. From February 2007 through February 2008, Mr. Hendrix served as a Member of the Office of the Chief Executive of Arlington Asset Investment Corp. (“Arlington Asset”), FBR’s previous parent company. From April 2004 to February 2007, Mr. Hendrix served as President and Chief Operating Officer of Arlington Asset. Between April 2003 and April 2004, Mr. Hendrix served as Chief Investment Officer of Arlington Asset. Prior to March 2003, Mr. Hendrix served as the President and Chief Operating Officer of FBR Asset Investment Corporation in addition to heading the Real Estate and Diversified Industrials Investment Banking Groups at FBR. Prior to joining FBR in 1999, Mr. Hendrix was a Managing Director of PNC Capital Markets’ (“PNC”) investment banking group. Mr. Hendrix previously also headed PNC’s asset-backed securities business. Mr. Hendrix joined PNC in 1987 and was appointed by PNC to work with FBR in 1997 in connection with a strategic alliance between the two companies. Mr. Hendrix is a member of the Board of Trustees of Flint Hill School. Mr. Hendrix has a Bachelor of Science in finance from Miami University. Mr. Hendrix’s 30 years of experience in the financial services industry as well as his executive leadership experience provides an important resource to the B. Riley board of directors.

In connection with Mr. Hendrix’s appointment to serve on the Board, the Company will enter into a indemnification agreement with Mr. Hendrix in the form in which the Company has entered into with its other directors, which form is filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2009 and is incorporated herein by reference.

Mr. Antin

Mr. Antin, was a co-founder of VCA Inc. and served as the Chief Executive Officer, President and Chairman of VCA Inc. since its inception in 1986. From September 1983 to 1985, Mr. Antin was President, Chief Executive Officer, a director and co-founder of AlternaCare Corp., a publicly held company that owned, operated and developed freestanding out-patient surgical centers. From July 1978 until September 1983, Mr. Antin was an officer of American Medical International, Inc., an owner and operator of health care facilities. Mr. Antin received his MBA with a certification in hospital and health administration from Cornell University. Mr. Antin’s executive leadership experience provides an important resource to the B. Riley board of directors.

In connection with Mr. Antin’s appointment to serve on the Board, the Company will enter into a indemnification agreement with Mr. Antin in the form in which the Company has entered into with its other directors, which form is filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2009 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of stockholders (the “Annual Meeting”) of the Company was held on June 1, 2017. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting.

1. Approval of the issuance of Common Stock pursuant to the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,324,811	53,064	1,300	811,539

2. Approval of one or more adjournments to the Annual Meeting, if necessary or appropriate, including adjournments to solicit additional proxies in favor of the approval of the issuance of Common Stock pursuant to the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,767,490	360,515	62,708	1

Adjournment of the Annual Meeting was not necessary or appropriate because there was a quorum present and there were sufficient votes at the time of the Annual Meeting to approve the issuance of Common Stock pursuant to the Merger Agreement.

3. Election of seven directors to hold office for a one-year term to expire at the Company’s 2018 Annual Meeting or until their successors are elected and duly qualified:

Nominee for Director	Votes For	Votes Withheld	Broker Non-Votes
(01) Bryant R. Riley	15,353,666	25,509	811,539
(02) Robert D’Agostino	15,352,503	26,672	811,539
(03) Andrew Gumaer	15,258,119	121,056	811,539
(04) Todd D. Sims	15,358,616	20,559	811,539
(05) Thomas J. Kelleher	15,259,642	119,533	811,539
(06) Richard L. Todaro	15,250,172	129,003	811,539
(07) Mikel H. Williams	15,358,553	20,622	811,539

4. Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017:

Votes For	Votes Against	Abstentions
16,108,661	19,332	62,721

Item 8.01	Other Events

On June 1, 2017, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.5 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of FBR as of December 31, 2016 and December 31, 2015 and the related consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2016, and the notes related thereto, are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by BDO USA, LLP, dated March 13, 2017, relating to the audited financial statements described above is incorporated by reference as Exhibit 99.2 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheets of FBR as of March 31, 2017 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the period ended March 31, 2017, and the notes related thereto, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements and explanatory notes as of March 31, 2017, for the three month period ended March 31, 2017 and for the year ended December 31, 2016 relating to the Merger, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(b).

(d)	Exhibits

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 15, 2017, and effective as of February 17, 2017, by and among FBR & Co., B. Riley Financial, Inc. and BRC Merger Sub, LLC (filed as Exhibit 2.1 to the Company’s Registration Statement on Form S-4/A (File No. 333-216763) filed on May 1, 2017 and incorporated herein by reference).*

10.1	Employment Agreement, dated as of February 17, 2017, by and among B. Riley & Co., LLC, Richard J. Hendrix and B. Riley Financial, Inc.

23.1	Consent of BDO USA, LLP, FBR & Co.’s independent registered public accounting firm.

99.1	The audited consolidated balance sheets of FBR & Co. as of December 31, 2016 and December 31, 2015 and the related consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2016, and the notes related thereto (incorporated by reference to Item 8 of FBR & Co.’s Annual Report on Form 10-K filed March 13, 2017 (SEC File No. 001-33518)).

99.2	The Report of Independent Registered Public Accounting Firm, issued by BDO USA, LLP, dated March 13, 2017, relating to the FBR & Co. financial statements (incorporated by reference to Item 8 of FBR & Co.’s Annual Report on Form 10-K filed March 13, 2017 (SEC File No. 001-33518)).

99.3	The unaudited consolidated balance sheets of FBR & Co. as of March 31, 2017 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the period ended March 31, 2017, and the notes related thereto (incorporated by reference to Item 1 of FBR & Co.’s Quarterly Report on Form 10-Q filed May 8, 2017 (SEC File No. 001-33518).

99.4	Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger and related transactions as of and for the three month period ended March 31, 2017 and for the year ended December 31, 2016 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 22, 2017).

99.5	Press Release, dated June 1, 2017.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2017

B. RILEY FINANCIAL, INC.

By:	/s/ Phillip J. Ahn
Name:	Phillip J. Ahn
Title:	Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 15, 2017, and effective as of February 17, 2017, by and among FBR & Co., B. Riley Financial, Inc. and BRC Merger Sub, LLC (filed as Exhibit 2.1 to the Company’s Registration Statement on Form S-4/A (File No. 333-216763) filed on May 1, 2017 and incorporated herein by reference).*

10.1	Employment Agreement, dated as of February 17, 2017, by and among B. Riley & Co., LLC, Richard J. Hendrix and B. Riley Financial, Inc.

23.1	Consent of BDO USA, LLP, FBR & Co.’s independent registered public accounting firm.

99.1	The audited consolidated balance sheets of FBR & Co. as of December 31, 2016 and December 31, 2015 and the related consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2016, and the notes related thereto (incorporated by reference to Item 8 of FBR & Co.’s Annual Report on Form 10-K filed March 13, 2017 (SEC File No. 001-33518)).

99.2	The Report of Independent Registered Public Accounting Firm, issued by BDO USA, LLP, dated March 13, 2017, relating to the FBR & Co. financial statements (incorporated by reference to Item 8 of FBR & Co.’s Annual Report on Form 10-K filed March 13, 2017 (SEC File No. 001-33518)).

99.3	The unaudited consolidated balance sheets of FBR & Co. as of March 31, 2017 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the period ended March 31, 2017, and the notes related thereto (incorporated by reference to Item 1 of FBR & Co.’s Quarterly Report on Form 10-Q filed May 8, 2017 (SEC File No. 001-33518).

99.4	Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger and related transactions as of and for the three month period ended March 31, 2017 and for the year ended December 31, 2016 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 22, 2017).

99.5	Press Release, dated June 1, 2017.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.